Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2019
Cash And Cash Equivalents [Abstract]
Cash and cash equivalents

16. Cash and cash equivalents

	2019	2018
	(in thousands)
	£	£
Cash and cash equivalents	51,962	76,972

Cash and cash equivalents comprise cash at banks with maturity of three months or less, which is subject to insignificant risk of changes in value. Cash at banks earns interest at fixed or variable rates based on the terms agreed for each account.

Liquidity risk is minimal and is managed using deposits with immediate and varied fixed term dates.